UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005


                           SPAR Group, Inc.

          (Exact Name of Registrant as Specified in Charter)

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          Delaware                   0-27824               33-0684451
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(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File No.)          Identification No.)
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580 White Plains Road, Tarrytown, New York                                10591
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.
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(a) On August 9, 2005, SPAR Group, Inc. (the "Registrant") issued the press release attached to this Current Report on Form 8-K (the "Report") as Exhibit
99.1 reporting its financial results for the second quarter and six months ended June 30, 2005, which is incorporated herein by reference.

         The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.
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(c)     Exhibits:

99.1    Press Release of the Registrant dated August 9, 2005.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SPAR GROUP, INC.


Date:    August 11, 2005                    By: /s/ Charles Cimitile
                                                --------------------------------
                                                Charles Cimitile
                                                Chief Financial Officer




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                                  EXHIBIT INDEX
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Exhibit
Number          Description
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99.1            Press Release of the Registrant dated August 9, 2005.